EXHIBIT 10.14
PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT
This amendment amends and is governed by the Global Agreement with an effective date of January 1, 2004 between Amadeus IT Group, S.A. (“Amadeus”) and Ebookers PLC (“EBOOKERS”), as amended, (together referred to as “the Agreement”) and is effective as of 1st of May 2010. All capitalized terms and conditions herein have the definitions as provided in the Agreement or as otherwise indicated herein.
1.	For the time period 1st of May 2010 to and including 30th of June 2011, the reference to “(***) MPS Transactions” which appears twice in Section VI of Schedule “A” to the Complimentary and Amendment Agreement dated 1st of July 2009, is changed in both instances to “(***) MPS Transactions.” For clarification, “(***) MPS Transactions” will apply again in both instances as of 1st of July 2011.
2.	All other terms and conditions of the Agreement remain in full force and effect except as modified by the above.
Agreed and Accepted:

Amadeus IT Group, S.A.		EBOOKERS LTD

/s/ Stephane Durand		/s/ Tamer Tamar

Signature		Signature
Name:	Stephane Durand	Name:	Tamer Tamar
Title:	Director, Online & Leisure	Title:	President
Date:	22/12/2010	Date:	16/12/2010